Exhibit 10.2

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 23rd day of May, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of May 1, 2013 (the “Pooling and Servicing Agreement”), and George Mason Mortgage, LLC, a Virginia limited liability company (“George Mason”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2012, between Assignor and George Mason (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          George Mason hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and George Mason as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to George Mason with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and George Mason that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and George Mason that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.          George Mason warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          George Mason is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          George Mason has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of George Mason’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of George Mason’s charter or by-laws or any legal restriction, or any material agreement or instrument to which George Mason is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which George Mason or its property is subject. The execution, delivery and performance by George Mason of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of George Mason. This Agreement has been duly executed and delivered by George Mason and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of George Mason enforceable against George Mason in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by George Mason in connection with the execution, delivery or performance by George Mason of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated George Mason Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, George Mason hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel George Mason to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, George Mason shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and George Mason had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. George Mason agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or the Commonwealth of Virginia, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or the Commonwealth of Virginia, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

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Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of George Mason,

George Mason Mortgage, LLC
4100 Monument Corner Drive, Suite 100
Fairfax, VA 22030
Attention: Sue Spinetta

(b)          In the case of Assignee,

Wilmington Trust, National Association
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
Attention: Dorri Costello

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(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-7

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

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14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or George Mason may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or George Mason, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. George Mason hereby consents to such exercise and enforcement.

19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

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20.         Master Servicer. George Mason hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of George Mason hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

George Mason shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #46446300, Sequoia Mortgage Trust 2013-7 Distribution Account

21.         George Mason acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, George Mason shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance. George Mason hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-7” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify George Mason in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. George Mason shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between George Mason, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to George Mason or (ii) such Rating Agency’s or NRSRO’s evaluation of George Mason’s operations in general; provided, however, that George Mason shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

GEORGE MASON MORTGAGE, LLC

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – George Mason (SEMT 2013-7)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			George Mason		10000010607	1	1	0	9
2	1000383	0.002500			George Mason		10000010406	1	1	0	6
3	1000383	0.002500			George Mason		10000010402	1	1	0	9
4	1000383	0.002500			George Mason		10000010231	1	1	0	7
5	1000383	0.002500			George Mason		10000010096	1	1	0	7
6	1000383	0.002500			George Mason		10000009848	1	1	0	7
7	1000383	0.002500			George Mason		10000009834	1	1	0	7
8	1000383	0.002500			George Mason		10000009696	1	1	0	9
9	1000383	0.002500			George Mason		10000009496	1	1	0	9
10	1000383	0.002500			George Mason		10000009300	1	1	0	7
11	1000383	0.002500			George Mason		10000008936	1	1	0	7
12	1000383	0.002500			George Mason		10000008828	1	1	0	7
13	1000383	0.002500			George Mason		10000008804	1	1	0	9
14	1000383	0.002500			George Mason		10000008736	1	1	0	9
15	1000383	0.002500			George Mason		10000008713	1	1	0	6
16	1000383	0.002500			George Mason		10000008581	1	1	0	6
17	1000383	0.002500			George Mason		10000008521	1	1	0	9
18	1000383	0.002500			George Mason		10000008360	1	1	0	9
19	1000383	0.002500			George Mason		10000008139	1	1	0	7
20	1000383	0.002500			George Mason		10000008066	1	1	0	3
21	1000383	0.002500			George Mason		10000007929	1	1	0	9
22	1000383	0.002500			George Mason		10000007870	1	1	0	9
23	1000383	0.002500			George Mason		10000007827	1	1	0	9
24	1000383	0.002500			George Mason		10000007602	1	1	0	3
25	1000383	0.002500			George Mason		10000007448	1	1	0	9
26	1000383	0.002500			George Mason		10000007127	1	1	0	7
27	1000383	0.002500			George Mason		10000006866	1	1	0	9
28	1000383	0.002500			George Mason		10000006861	1	1	0	9
29	1000383	0.002500			George Mason		10000006750	1	1	0	9
30	1000383	0.002500			George Mason		10000006357	1	1	0	9
31	1000383	0.002500			George Mason		1500009762	1	1	0	9
32	1000383	0.002500			George Mason		1500009346	1	1	0	9

	12	13	14	15	16	17	18	19	20	21	22
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1						1	0	0
2						1	4	0
3						1	4	0
4						1	4	0
5						1	4	0
6						1	4	0
7						1	4	0
8						1	4	0
9						1	4	0
10						1	4	0
11						1	4	0
12						1	4	0
13						1	4	0
14						1	0	0
15						1	4	0
16						1	4	0
17						1	4	0
18						1	4	0
19						1	4	0
20						1	4	0
21						1	4	0
22						1	0	0
23						1	0	0
24						1	0	0
25						1	4	0
26						1	4	0
27						1	0	0
28						1	4	0
29						1	4	0
30						1	4	0
31						1	4	0
32						1	4	0

	23	24	25	26	27	28	29	30	31
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1	0.00		20130403	1500000.00	0.038750	360	360	20130601	1
2	0.00		20130327	908000.00	0.037500	360	360	20130501	1
3	0.00		20130328	842600.00	0.038750	360	360	20130501	1
4	0.00		20130329	768000.00	0.037500	360	360	20130501	1
5	0.00		20130329	804000.00	0.036250	360	360	20130501	1
6	0.00		20130328	724000.00	0.037500	360	360	20130501	1
7	0.00		20130315	784300.00	0.041250	360	360	20130501	1
8	0.00		20130326	582000.00	0.038750	360	360	20130501	1
9	0.00		20130228	1210000.00	0.036250	360	360	20130401	1
10	0.00		20130228	780000.00	0.037500	360	360	20130401	1
11	0.00		20130321	672000.00	0.038750	360	360	20130501	1
12	0.00		20130225	880000.00	0.037500	360	360	20130401	1
13	0.00		20130301	665000.00	0.037500	360	360	20130501	1
14	0.00		20130228	489300.00	0.036250	360	360	20130401	1
15	0.00		20130301	897000.00	0.035000	360	360	20130401	1
16	0.00		20130322	696000.00	0.033750	360	360	20130501	1
17	0.00		20130227	998500.00	0.038750	360	360	20130401	1
18	0.00		20130318	703500.00	0.035000	360	360	20130501	1
19	0.00		20130301	1000000.00	0.035000	360	360	20130501	1
20	0.00		20130227	889500.00	0.036250	360	360	20130401	1
21	0.00		20130322	625500.00	0.036250	360	360	20130501	1
22	0.00		20130314	951000.00	0.038750	360	360	20130501	1
23	0.00		20130208	972800.00	0.036250	360	360	20130401	1
24	0.00		20130212	999999.00	0.037500	360	360	20130401	1
25	100000.00		20130208	714900.00	0.036250	360	360	20130401	1
26	0.00		20130212	661000.00	0.035000	360	360	20130401	1
27	0.00		20130107	750000.00	0.037500	360	360	20130301	1
28	0.00		20121231	706000.00	0.035000	360	360	20130301	1
29	0.00		20130111	860000.00	0.040000	360	360	20130301	1
30	0.00		20130304	660000.00	0.035000	360	360	20130501	1
31	0.00		20130114	737000.00	0.037500	360	360	20130301	1
32	0.00		20130131	990000.00	0.038750	360	360	20130301	1

	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	0	0		1500000.00	0.038750	7053.56	20130401	0	0
2	0	0		906632.41	0.037500	4205.09	20130401	0	0
3	0	0		841358.68	0.038750	3962.22	20130401	0	0
4	0	0		766843.27	0.037500	3556.73	20130401	0	0
5	0	0		802762.10	0.036250	3666.65	20130401	0	0
6	0	0		722909.54	0.037500	3352.96	20130401	0	0
7	0	0		783194.92	0.041250	3801.11	20130401	0	0
8	0	0		581142.60	0.038750	2736.78	20130401	0	0
9	0	0		1206268.35	0.036250	5518.22	20130401	0	0
10	0	0		777646.73	0.037500	3612.30	20130401	0	0
11	0	0		671010.00	0.038750	3159.99	20130401	0	0
12	0	0		877345.02	0.037500	4075.42	20130401	0	0
13	0	0		663998.41	0.037500	3079.72	20130401	0	0
14	0	0		487790.99	0.036250	2231.46	20130401	0	0
15	0	0		894172.51	0.035000	4027.93	20130401	0	0
16	0	0		694880.51	0.033750	3076.99	20130401	0	0
17	0	0		995553.25	0.038750	4695.32	20130401	0	0
18	0	0		702392.85	0.035000	3159.03	20130401	0	0
19	0	0		998201.70	0.035000	4490.45	20130401	0	0
20	0	0		886756.76	0.036250	4056.58	20130401	0	0
21	0	0		624536.93	0.036250	2852.60	20130401	0	0
22	0	0		949598.99	0.038750	4471.95	20130401	0	0
23	0	0		969799.87	0.036250	4436.47	20130401	0	0
24	0	0		996981.99	0.037500	4631.15	20130401	0	0
25	0	0		712695.24	0.036250	3260.31	20130401	0	0
26	0	0		658916.42	0.035000	2968.19	20130401	0	0
27	0	0		746547.03	0.037500	3473.37	20130401	0	0
28	0	0		702657.00	0.035000	3170.26	20130401	0	0
29	0	0		856270.29	0.040000	4105.77	20130401	0	0
30	0	0		658961.31	0.035000	2963.69	20130401	0	0
31	0	0		733645.59	0.037500	3413.16	20130401	0	0
32	0	0		985610.44	0.038750	4655.35	20130401	0	0

	42	43	44	45	46	47	48	49	50	51
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32

	52	53	54	55	56	57	58	59	60	61
	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32

	62	63	64	65	66	67	68	69	70	71
	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1							0		238	1
2							0		190	1
3							0		554	2
4							0		510	2
5							0		163	1
6							0		191	4
7							0		274	1
8							0		164	1
9							0		23	1
10							0		156	1
11							0		46	3
12							0		152	3
13							0		143	1
14							0		160	2
15							0		148	1
16							0		16	1
17							0		52	1
18							0		560	3
19							0		415	1
20							0		145	1
21							0		553	1
22							0		511	4
23							0		61	1
24							0		162	1
25							0		154	1
26							0		214	1
27							0		102	1
28							0		303	2
29							0		121	1
30							0		150	2
31							0		187	3
32							0		58	2

	72	73	74	75	76	77	78	79	80	81
	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1		1		7	10	2	1
2		0		3	3	0	1
3		0		14	1.25	0.5	1
4		0		12.75	11.75	0	1
5		0		0	0	0	1
6		0		10		0	1
7		0		25.5		0	1
8		0		17		2	1
9		1		5	15	4	1
10		0		6.5	7.5	0	1
11		0		3.5		0	1
12		1		52		0	1
13		0		12.5	1.5	5	1
14		0		23.5		13	1
15		0		7.25	0.5	0	1
16		0		0	0.5	0	1
17		0		11.5		1.25	1
18		1		10.25		2.5	1
19		0		1.5	2.25	0	1
20		0		12	2.25	2.5	1
21		1		6	2.5	14	1
22		0		2		1.25	1
23		0		20	19.75	13	1
24		1		20		18	1
25		1		3.5		2	1
26		0		27.75		0	1
27		0		4	19.5	10.7	1
28		0		14.3	14.3	4.8	1
29		0		6.3	13	5	1
30		0		15	0	2	1
31		0		9.5		2.5	1
32		0		21.25	12.75	6	1

	82	83	84	85	86	87	88	89	90	91
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1					723
2					736
3					771
4					812
5					750
6					782
7					736
8					746
9					749
10					769
11					760
12					793
13					799
14					782
15					790
16					789
17					758
18					783
19					784
20					770
21					812
22					776
23					793
24					760
25					774
26					817
27					797
28					780
29					760
30					775
31					761
32					762

	92	93	94	95	96	97	98	99	100	101
	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							000000000000			56319.49
2							000000000000			0.00
3							000000000000			15269.36
4							000000000000			11649.73
5							000000000000			8848.33
6							000000000000			20000.00
7							000000000000			12958.33
8							000000000000			12301.75
9							000000000000			14979.17
10							000000000000			11716.66
11							000000000000			33171.19
12							000000000000			13650.82
13							000000000000			8930.02
14							000000000000			11656.67
15							000000000000			13970.66
16							000000000000			12083.33
17							000000000000			27083.34
18							000000000000			46047.58
19							000000000000			11816.67
20							000000000000			14083.33
21							000000000000			9875.00
22							000000000000			38293.95
23							000000000000			17275.99
24							000000000000			18750.00
25							000000000000			38883.77
26							000000000000			17751.06
27							000000000000			26818.88
28							000000000000
29							000000000000			31166.66
30							000000000000			12075.02
31							000000000000			23154.17
32							000000000000			12032.08

	102	103	104	105	106	107	108	109	110	111
	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	23942.14	0.00	0.00	80261.63	80261.63	1	5		3
2	17498.00	0.00	0.00	17498.00	17498.00	1	5		3
3	15416.67	0.00	0.00	30686.03	30686.03	1	5		3
4	9902.53	0.00	0.00	21552.26	21552.26	1	5		3
5	9583.33	0.00	0.00	18431.66	18431.66	1	5		3
6		12639.17		20000.00	32639.17	1	5		3
7		0.00		12958.33	12958.33	1	5		3
8		0.00		12301.75	12301.75	1	5		3
9	28056.46	0.00	0.00	43035.63	43035.63	1	5		3
10	10255.32	0.00	0.00	21971.98	21971.98	1	5		3
11		0.00		33171.19	33171.19	1	5		3
12	1284.00	0.00	0.00	14934.82	14934.82	1	5		3
13	6866.67	0.00	0.00	15796.69	15796.69	1	5		3
14	0.00	0.00	0.00	11656.67	11656.67	1	5		3
15	10666.66	0.00	0.00	24637.32	24637.32	1	5		3
16	8114.58	0.00	0.00	20197.91	20197.91	1	5		3
17	0.00	0.00	0.00	27083.34	27083.34	1	5		3
18		0.00		46047.58	46047.58	1	4		3
19	15441.42	0.00	0.00	27258.09	27258.09	1	5		3
20	3250.00	0.00	0.00	17333.33	17333.33	1	5		3
21	9193.58	0.00	0.00	19068.58	19068.58	1	4		3
22	0.00	0.00	0.00	38293.95	38293.95	1	5		3
23	14121.58	0.00	0.00	31397.57	31397.57	1	5		3
24		0.00		18750.00	18750.00	1	5		3
25	0.00	0.00	0.00	38883.77	38883.77	1	5		3
26		0.00		17751.06	17751.06	1	5		3
27	13736.67	0.00	0.00	40555.55	40555.55	1	5		3
28	10971.63	514.44	-1019.50	10971.63	10466.57	1	5		3
29	13519.25	0.00	0.00	44685.91	44685.91	1	5		3
30	0.00	5179.17	0.00	12075.02	17254.19	1	5		3
31		6933.67		23154.17	30087.84	1	5		3
32	11854.18	0.00	0.00	23886.26	23886.26	1	5		3

	112	113	114	115	116	117	118	119	120	121
	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		598354.90	10804.02	0.134610				ARLINGTON	VA
2	4		120673.54	6777.33	0.387320			100.000000	WASHINGTON	DC
3	4		73141.60	8550.94	0.278659				WASHINGTON	DC
4	4		1226146.70	7757.80	0.359953			100.000000	MCLEAN	VA
5	4		37916.89	4726.36	0.256426			14.706500	ALEXANDRIA	VA
6	4		190928.11	10235.19	0.313586			100.000000	IJAMSVILLE	MD
7	4		271093.77	4604.85	0.355358			100.000000	ALEXANDRIA	VA
8	4		52968.60	4627.75	0.376186				MOORESVILLE	NC
9	4		321296.75	7990.73	0.185677				GREAT FALLS	VA
10	4		185700.73	5168.40	0.235227			100.000000	FALLS CHURCH	VA
11	4		341285.37	8858.53	0.267055			100.000000	BALTIMORE	MD
12	4		1711370.79	5818.86	0.389617			100.000000	ALEXANDRIA	VA
13	4		60082.94	4601.81	0.291315				ARLINGTON	VA
14	4		39610.32	3193.82	0.273991				HAYMARKET	VA
15	4		149742.38	5593.90	0.227050			100.000000	FALLS CHURCH	VA
16	4		50665.10	4431.22	0.219390			100.000000	BETHESDA	MD
17	4		565637.72	6111.11	0.225641				FALLS CHURCH	VA
18	4		158334.61	11300.95	0.245419				ANNANDALE	VA
19	4		226942.77	7150.91	0.262341			100.000000	MCLEAN	VA
20	4		121097.63	7778.30	0.448748				BROADLANDS	VA
21	4		192939.25	4138.42	0.217028				BETHESDA	MD
22	4		2034247.83	16254.10	0.424456				WASHIGTON	DC
23	4		712216.99	8376.53	0.266789				GREAT FALLS	VA
24	4		67577.87	6510.83	0.347244				WASHINGTON	DC
25	4		194501.44	4994.78	0.128454				CHEVY CHASE	MD
26	4		280054.74	4906.11	0.276384			100.000000	OAKTON	VA
27	4		39061.91	5135.55	0.126630				ALEXANDRIA	VA
28	4		546297.40	5046.88	0.482190				WASHINGTON	DC
29	4		84526.10	6918.72	0.154830				ARLINGTON	VA
30	4		82606.26	6541.56	0.379129				VIENNA	VA
31	4		181194.21	10716.09	0.356160				HIGHLAND	MD
32	4		164850.89	8685.52	0.363620				ARLINGTON	VA

	122	123	124	125	126	127	128	129	130	131
	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	22207	1	1		2200000.00	3	20130312
2	20010	12	1	1135000.00	1135000.00	3	20130304
3	20003	12	1		1053312.00	3	20130312
4	22101	7	1	960000.00	960000.00	3	20130305
5	22304	1	1	1005000.00	1010000.00	3	20130305
6	21754	7	1	905000.00	915000.00	3	20130301
7	22304	1	1	980400.00	1000000.00	3	20130305
8	28117	1	1		995000.00	3	20130313
9	22066	7	1		1900000.00	3	20130103
10	22046	1	1	975000.00	975000.00	3	20130206
11	21209	7	1	840000.00	875000.00	3	20130218
12	22309	1	1	1100000.00	1550000.00	3	20130204
13	22201	1	1		960000.00	3	20130130
14	20169	1	1		725000.00	3	20130211
15	22043	7	1	1390000.00	1390000.00	3	20130211
16	20816	1	1	870000.00	870000.00	3	20130204
17	22046	1	1		1370000.00	3	20130210
18	22003	1	1		1150000.00	3	20130205
19	22101	1	1	1827500.00	1880000.00	3	20130123
20	20148	7	1		1250000.00	3	20130123
21	20816	12	1		1425000.00	3	20130228
22	20015	1	1		1275000.00	3	20130125
23	22066	7	1		1600000.00	3	20130118
24	20016	1	1		1975000.00	3	20130119
25	20815	1	1		1550000.00	3	20130111
26	22124	1	1	1251000.00	1251000.00	3	20121230
27	22307	1	1		1100000.00	3	20121226
28	20011	1	1		1175000.00	98	20121220
29	22205	1	1		1120000.00	3	20121226
30	22180	1	1		910000.00	3	20121213
31	20777	7	1		1025000.00	3	20121213
32	22205	1	1		1280000.00	3	20130104

	132	133	134	135	136	137	138	139	140	141
	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.681800	0.681800	0	0	0
2					0.800000	0.800000	0	0	0
3					0.799900	0.799900	0	0	0
4					0.800000	0.800000	0	0	0
5					0.800000	0.800000	0	0	0
6					0.800000	0.800000	0	0	0
7					0.799900	0.799900	0	0	0
8					0.584900	0.584900	0	0	0
9					0.636800	0.636800	0	0	0
10					0.800000	0.800000	0	0	0
11					0.800000	0.800000	0	0	0
12					0.800000	0.800000	0	0	0
13					0.692700	0.692700	0	0	0
14					0.674800	0.674800	0	0	0
15					0.645300	0.645300	0	0	0
16					0.800000	0.800000	0	0	0
17					0.728800	0.728800	0	0	0
18					0.611700	0.611700	0	0	0
19					0.547100	0.547100	0	0	0
20					0.711600	0.711600	0	0	0
21					0.438900	0.438900	0	0	0
22					0.745800	0.745800	0	0	0
23					0.608000	0.608000	0	0	0
24					0.506300	0.506300	0	0	0
25					0.525700	0.461200	0	0	0
26					0.528300	0.528300	0	0	0
27					0.681800	0.681800	0	0	0
28					0.600800	0.600800	0	0	0
29					0.767800	0.767800	0	0	0
30					0.725200	0.725200	0	0	0
31					0.719000	0.719000	0	0	0
32					0.773400	0.773400	0	0	0

	142	143	144	145	146	147	148	149	150	151
	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									16	16
2									3.5	3.5
3									15	5
4									12.75	11.75
5									7	10
6									10
7									25.5
8									17
9									20	15
10									20	16
11									18
12									52
13									12.5	10
14									25
15									15	10
16									4	5
17									11.5
18									14
19									30	20
20									12	2.25
21									34	25
22									30
23									45	30
24									0
25									10
26									39
27									18	20
28									15	15
29									15	13
30									16	0
31									9.5
32									25	19.25

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430501	56319.49	0	0	23942.14	0	0	Full	Two Years	Two Months
2	0	20430401	0	0	0	17498	0	0	Full	Two Years	Two Months
3	0	20430401	15269.36	0	0	15416.67	0	0	Full	Two Years	Two Months
4	0	20430401	11649.73	0	0	9902.53	0	0	Full	Two Years	Two Months
5	0	20430401	8848.33	0	0	9583.33	0	0	Full	Two Years	Two Months
6	0	20430401	20000	12639.17	0	0	0	0	Full	Two Years	Two Months
7	0	20430401	12958.33	0	0	0	0	0	Full	Two Years	Two Months
8	0	20430401	12301.75	0	0	0	0	0	Full	Two Years	Two Months
9	0	20430301	14979.17	0	0	28056.46	0	0	Full	Two Years	Two Months
10	0	20430301	11716.66	0	0	10255.32	0	0	Full	Two Years	Two Months
11	0	20430401	33171.19	0	0	0	0	0	Full	Two Years	Two Months
12	0	20430301	13650.82	0	0	1284	0	0	Full	Two Years	Two Months
13	0	20430401	8930.02	0	0	6866.67	0	0	Full	Two Years	Two Months
14	0	20430301	11656.67	0	0	0	0	0	Full	Two Years	Two Months
15	0	20430301	13970.66	0	0	10666.66	0	0	Full	Two Years	Two Months
16	0	20430401	12083.33	0	0	8114.58	0	0	Full	Two Years	Two Months
17	0	20430301	27083.34	0	0	0	0	0	Full	Two Years	Two Months
18	0	20430401	46047.58	0	0	0	0	0	Full	Two Years	Two Months
19	0	20430401	11816.67	0	0	15441.42	0	0	Full	Two Years	Two Months
20	0	20430301	14083.33	0	0	3250	0	0	Full	Two Years	Two Months
21	0	20430401	9875	0	0	9193.58	0	0	Full	Two Years	Two Months
22	0	20430401	38293.95	0	0	0	0	0	Full	Two Years	Two Months
23	0	20430301	17275.99	0	0	14121.58	0	0	Full	Two Years	Two Months
24	0	20430301	18750	0	0	0	0	0	Full	Two Years	Two Months
25	100000	20430301	38883.77	0	0	0	0	0	Full	Two Years	Two Months
26	0	20430301	17751.06	0	0	0	0	0	Full	Two Years	Two Months
27	0	20430201	26818.88	0	0	13736.67	0	0	Full	Two Years	Two Months
28	0	20430201	0	0	0	10971.63			Full	Two Years	Two Months
29	0	20430201	31166.66	0	0	13519.25			Full	Two Years	Two Months
30	0	20430401	12075.02	5179.17	0	0	0	0	Full	Two Years	Two Months
31	0	20430201	23154.17	0	0				Full	Two Years	Two Months
32	0	20430201	12032.08	0	0	11854.18	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.8